ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL® T. Rowe Price Capital Appreciation Fund
(the “Fund”)
Supplement dated June 30, 2025
 to the Prospectuses and Summary Prospectuses dated May 1, 2025

This supplement updates certain information contained in the summary prospectus, prospectus, and SAI and should be attached to the summary prospectus, prospectus, and SAI and retained for future reference.

The following changes are made to the Funds’ Summary Prospectus, Prospectus and SAI, as applicable:
Effective June 30, 2025:
Vivek Rajeswaran, Mike Signore, and Brian Solomon will become co-portfolio managers of the Fund. David R. Giroux will remain as the Fund’s portfolio manager and sole chair of the Capital Appreciation Strategy’s Investment Advisory Committee. Mr. Rajeswaran joined the Firm in 2012, and his investment experience dates from that time. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025). Mr. Signore worked for the Firm from 2015 to 2018 and returned in 2020, and his investment experience dates from 2010. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025). Mr. Solomon joined the Firm in 2015 and his investment experiences dates from that time. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025).

The following is added under the section Other Managed Accounts in the SAI (as of March 31, 2025):
Portfolio Manager	Other Registered Investment Company Accounts/Assets Under Management	Other Pooled Investment Vehicles/Assets Under Management	Other Accounts/Assets Under Management
Vivek Rajeswaran	0/$0	0/$0	0/$0
Mike Signore	0/$0	0/$0	0/$0
Brian Solomon	1/$26.4 million	0/$0	0/$0

AZL-002-0525